Exhibit 99.1

Tenneco Reconfirms Ongoing Review of Strategic Alternatives to Maximize Shareholder Value While Pursuing Separation Plan

Board Refreshment Process Underway

Updates Full Year 2019 Guidance for Key Metrics

LAKE FOREST, Ill., Jan. 27, 2020 /PRNewswire/ — Tenneco Inc. (NYSE: TEN) (the “Company”) today reconfirmed that it has been reviewing strategic alternatives to maximize shareholder value and announced the addition of Lazard to its existing advisor team as an independent financial advisor. In consultation with its advisors, Tenneco is reviewing and considering, in addition to the current plan to spin off the Company’s Aftermarket and Ride Performance business (“DRiV”), a full range of strategic options including the sale of DRiV and/or the Company’s Powertrain Technology business (“New Tenneco”). Transactions involving other individual product lines in the portfolio are also under consideration.

The Company also announced that it is committed to adding at least one new independent director over the course of 2020 as part of its ongoing Board refreshment process. This follows the recent addition of two new independent directors. The Board will focus on identifying candidates who will bring additional skills and experience relevant to Tenneco’s strategy and operations, as well as with respect to strategic transactions. Tenneco noted that its Board is comprised of 10 highly qualified directors, eight of whom are independent and all of whom are seasoned leaders committed to driving shareholder value.

Gregg M. Sherrill, Chairman of the Tenneco Board, said, “The addition of Lazard to our existing advisor team will add a fresh perspective in our assessment of strategic alternatives. Further, the Board is committed to best practices in corporate governance, and we will continue to refresh its membership with individuals who have the skill sets to help us achieve our strategic and operational objectives.”

As previously announced on January 7, 2020, the Company is implementing a plan to accelerate the reduction of operational costs, improve cash flow performance, reduce leverage, and better position DRiV and New Tenneco for the planned separation. Tenneco has made significant progress to facilitate the planned spin-off of DRiV and has substantially completed all necessary system and process components required for New Tenneco and DRiV to operate independently.

Tenneco today also updated enterprise full year 2019 guidance for key financial targets. As compared to the full year guidance provided on the Company’s Q3 earnings release on October 31, 2019, the expectation for full year 2019 revenues is slightly higher than previously stated guidance. Additionally, adjusted EBITDA, capital expenditures, depreciation/amortization, interest expense and the net leverage ratio are all expected to be in line with previously stated guidance.

Tenneco set its 2019 Q4 and full year earnings release for February 20, 2020. The Company plans to provide a full report of its fourth quarter and full year 2019 results, 2020 guidance and details on its performance acceleration plan.

Brian Kesseler, CEO of Tenneco, said, “Tenneco is building its operational performance acceleration plan off the success of the integration process executed through the end of 2019. The actions from this process yielded better than planned savings, which were delivered ahead of schedule. Our acceleration plan, coupled with our momentum built in 2019, will help to mitigate headwinds from the volatile conditions in the end markets we serve.”

Advisors

Lazard and Barclays are serving as financial advisors to Tenneco and Kirkland & Ellis LLP is serving as legal counsel.

There can be no assurance that the review of strategic alternatives will result in a transaction or other strategic change or outcome. The Company does not intend to provide updates unless or until it determines that further disclosure is appropriate or necessary.

About Tenneco

Headquartered in Lake Forest, Illinois, Tenneco is one of the world’s leading designers, manufacturers and marketers of Aftermarket, Ride Performance, Clean Air and Powertrain products and technology solutions for diversified markets, including light vehicle, commercial truck, off-highway, industrial and the aftermarket, with 2018 pro-forma revenue of $17.8 billion and approximately 81,000 employees worldwide. On October 1, 2018, Tenneco completed the acquisition of Federal-Mogul, a leading global supplier to original equipment manufacturers and the aftermarket. Additionally, the company expects to separate its businesses to form two independent companies, an Aftermarket and Ride Performance company as well as a Powertrain Technology company.

About the new Tenneco - the future Powertrain Technology company

Following Tenneco’s expected separation to form two independent companies, an Aftermarket and Ride Performance company (DRiV™), as well as a new Powertrain Technology company, the new Tenneco will be one of the world’s largest pure-play powertrain companies serving OE markets worldwide with engineered solutions addressing fuel economy, power output, and criteria pollution requirements for gasoline, diesel and electrified powertrains. The new Tenneco would have 2018 pro-forma revenues of $11.4 billion, serving light vehicle, commercial truck, off-highway and industrial markets.

About DRiV™ - the future Aftermarket and Ride Performance company

Following the expected separation of Tenneco to form two independent companies, an Aftermarket and Ride Performance company (DRiV™) as well as a new Powertrain Technology company, DRiV will be one of the largest global multi-line, multi-brand aftermarket companies, and one of the largest global OE ride performance and braking companies. DRiV’s principal product brands will feature Monroe®, Öhlins®, Walker®, Clevite® Elastomers, MOOG®, Fel-Pro®, Wagner®, Ferodo®, Champion® and others. DRiV would have 2018 pro-forma revenues of $6.4 billion, with 54% of those revenues from aftermarket and 46% from original equipment customers.

Forward-Looking Statements

This press release contains forward-looking statements. The words “may,” “will,” “believe,” “should,” “could,” “plan,” “expect,” “anticipate,” “estimate,” and similar expressions (and variations thereof), identify these forward-looking statements. Any statements that refer to outlook, expectations, or other characterizations of future events, circumstances, or results, are also forward-looking statements. These forward-looking statements are based on the current expectations of the Company (including its subsidiaries). Because these statements involve risks and uncertainties, actual results may differ materially from the expectations expressed in the forward-looking statements. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include:

•	general economic, business and market conditions;

•	our ability to source and procure needed materials, components and other products and services in accordance with customer demand and at competitive prices;

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the cost and outcome of existing and any future claims, legal proceedings or investigations, including, but not limited to, any of the foregoing arising in connection with the ongoing global antitrust investigation, product performance, product safety or intellectual property rights;

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changes in consumer demand, prices and our ability to have our products included on top selling vehicles, including any shifts in consumer preferences away from historically higher margin products for our customers and us, to other lower margin vehicles, for which we may or may not have supply arrangements, and the cyclical nature of the global vehicle industry, including the performance of the global aftermarket sector;

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changes in consumer demand for our original equipment products or aftermarket products, or changes in automotive and commercial vehicle manufacturers’ production rates and their actual and forecasted requirements for our products, due to difficult economic conditions and/or regulatory or legal changes affecting internal combustion engines and/or aftermarket products;

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our dependence on certain large customers, including the loss of any of our large original equipment manufacturer customers (on whom we depend for a substantial portion of our revenues), or the loss of market shares by these customers if we are unable to achieve increased sales to other customers or any change in customer demand due to delays in the adoption or enforcement of worldwide emissions regulations;

•	new technologies that reduce the demand for certain of our products or otherwise render them obsolete;

•	our ability to introduce new products and technologies that satisfy customers’ needs in a timely fashion;

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the overall highly competitive nature of the automotive and commercial vehicle parts industries, and any resultant inability to realize the sales represented by our awarded book of business (which is based on anticipated pricing and volumes over the life of the applicable program);

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changes in capital availability or costs, including increases in our cost of borrowing (i.e., interest rate increases), the amount of our debt, our ability to access capital markets at favorable rates, and the credit ratings of our debt;

•	our ability to comply with the covenants contained in our debt instruments;

•	our working capital requirements;

•	our ability to successfully execute cash management and other cost reduction plans, and to realize the anticipated benefits from these plans;

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risks inherent in operating a multi-national company, including economic conditions, such as currency exchange and inflation rates, and political conditions in the countries where we operate or sell our products, adverse changes in trade agreements, tariffs, immigration policies, political stability, and tax and other laws, and potential disruptions of production and supply;

•	increasing competition from lower cost, private-label products;

•	damage to the reputation of one or more of our leading brands;

•	the effect of improvements in automotive parts on aftermarket demand for some of our products;

•	industrywide strikes, labor disruptions at our facilities or any labor or other economic disruptions at any of our significant customers or suppliers or any of our customers’ other suppliers;

•	developments relating to our intellectual property, including our ability to adapt to changes in technology;

•	costs related to product warranties and other customer satisfaction actions;

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the failure or breach of our information technology systems, including the consequences of any misappropriation, exposure or corruption of sensitive information stored on such systems and the interruption to our business such failure or breach may cause;

•	the effect of consolidation among vehicle parts suppliers and customers on our ability to compete in the highly competitive automotive and commercial vehicle supplier industry;

•	changes in distribution channels or competitive conditions in the markets and countries where we operate;

•	the evolution towards autonomous vehicles and car and ride sharing;

•	customer acceptance of new products;

•	our ability to successfully integrate, and benefit from, any acquisitions we complete;

•	our ability to effectively manage our joint ventures and other third-party relationships;

•	the potential impairment in the carrying value of our long-lived assets, goodwill, or indefinite-lived intangible assets or our inability to realize our deferred tax assets;

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the negative effect of fuel price volatility on transportation and logistics costs, raw material costs, discretionary purchases of vehicles or aftermarket products, and demand for off-highway equipment;

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increases in the costs of raw materials or components, including our ability to successfully reduce the effect of any such cost increases through materials substitutions, cost reduction initiatives, customer recovery, and other methods;

•	changes by the Financial Accounting Standards Board or the Securities and Exchange Commission of authoritative generally accepted accounting principles or policies;

•	changes in accounting estimates and assumptions, including changes based on additional information;

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any changes by the International Organization for Standardization (ISO) or other such committees in their certification protocols for processes and products, which may have the effect of delaying or hindering our ability to bring new products to market;

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the effect of the extensive, increasing, and changing laws and regulations to which we are subject, including environmental laws and regulations, which may result in our incurrence of environmental liabilities in excess of the amount reserved or increased costs or loss of revenues relating to products subject to changing regulation;

•	potential volatility in our effective tax rate;

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disasters, such as fires, earthquakes and flooding, and any resultant disruptions in the supply or production of goods or services to us or by us, in demand by our customers or in the operation of our system, disaster recovery capabilities or business continuity capabilities;

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acts of war and/or terrorism, as well as actions taken or to be taken by the United States and other governments as a result of further acts or threats of terrorism, and the effect of these acts on economic, financial, and social conditions in the countries where we operate;

•	pension obligations and other postretirement benefits;

•	our hedging activities to address commodity price fluctuations; and

•	the timing and occurrence (or non-occurrence) of other transactions, events and circumstances which may be beyond our control.

In addition, this release includes forward-looking statements regarding the Company’s ongoing review of strategic alternatives and the planned separation of the Company into a powertrain technology company and an aftermarket and ride performance company. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include:

•	the ability to identify and consummate strategic alternatives that yield additional value for shareholders;

•	the timing, benefits and outcome of the Company’s strategic review process;

•	the structure, terms and specific risk and uncertainties associated with any potential strategic alternative;

•	potential disruptions in our business and stock price as a result of our exploration, review and pursuit of any strategic alternatives;

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the risk the Company may not complete a separation of its powertrain technology business and its aftermarket and ride performance business (or achieve some or all of the anticipated benefits of the separation);

•	the risk the combined company and each separate company following the separation will underperform relative to our expectations;

•	the ongoing transaction costs and risk we may incur greater costs following separation of the business;

•	the risk the spin-off is determined to be a taxable transaction;

•	the risk the benefits of the acquisition of Federal-Mogul, including synergies, may not be fully realized or may take longer to realize than expected;

•	the risk the acquisition of Federal-Mogul may not advance our business strategy;

•	the risk we may experience difficulty integrating or separating employees or operations; and

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the risk the transaction may have an adverse effect on existing arrangements with us, including those related to transition, manufacturing and supply services and tax matters; our ability to retain and hire key personnel; or our ability to maintain relationships with customers, suppliers or other business partners.

The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. Additional information regarding these risk factors and uncertainties is, and will be, detailed from time to time in the company’s SEC filings, including but not limited to its annual report on Form 10-K for the year ended December 31, 2018.

Investor inquiries:

Linae Golla

847-482-5162

lgolla@tenneco.com

Rich Kwas

248-849-1340

rich.kwas@tenneco.com

Media inquiries:

Bill Dawson

847-482-5807

bdawson@tenneco.com

SOURCE Tenneco Inc.